Fees Summary	Apr. 01, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,388,893.98
Previously Paid Amount	0.00
Total Fee Amount	606.11
Total Offset Amount	0.00
Net Fee	$ 606.11